UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	November 21, 2006

GREATER COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

NEW JERSEY	01-14294	22-2545165
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 UNION BOULEVARD, TOTOWA, NJ	07512
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:	973-942-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-2)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of the Company amended Article II (Shareholders) of the Bylaws as to time and date of the annual meeting of Shareholders, amended Article III (Board of Directors) and Article V (Officers) of the Bylaws, and adopted amended and restated Bylaws effective November 21, 2006 which are filed as an Exhibit to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits. The following exhibit is being filed with this Report and is attached hereto:

3.3  Bylaws of the Company as amended and restated effective November 21, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREATER COMMUNITY BANCORP
(registrant)

Date: November 22, 2006	/s/ Stephen J. Mauger
Stephen J. Mauger
Senior Vice President, Treasurer and CFO